Exhibit 32.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


This certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) and accompanies the annual report on Form 10-KSB (the "Form 10-KSB") for the fiscal year ended December 31, 2005 of Chase Packaging Corporation (the "Company"). I, Ann W. Green Secretary/Treasurer (Principal Financial and Accounting Officer):

(1) The Form 10-KSB fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /s/ Ann W. Green
                                        -------------------
                                        Ann W. Green
                                        Secretary/Treasurer (Principal Financial
                                         and Accounting Officer)

March 27, 2006